Exhibit 99.2

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF NEW YORK


UNITED STATES OF AMERICA,           )
       Plaintiff,                   )
                                    )
            v.                      )
                                    )           Civil Case No.:  CV-05-8395-AKH
                                    )
WINFIELD CAPITAL CORP.,             )           ECF Case
                                    )
       Defendant                    )           Order
________________________________    )


                           CONSENT ORDER AND JUDGMENT
                           --------------------------

IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

         1. Pursuant to the provisions of 15 U.S.C. ss.687c, this Court takes exclusive jurisdiction of Winfield Capital, Corp. ("Winfield") and all of its assets and property, and all of its assets and property, of whatever kind and wherever located, and the United States Small Business Administration ("SBA") is hereby appointed Receiver of Winfield ("Receiver") to serve without bond until further order of this Court. The Receiver is appointed for the purpose of marshalling and liquidating in an orderly manner all of Winfield's assets and satisfying the claims of creditors therefrom in the order of priority as determined by this Court.

         2. The Receiver shall have all powers, authorities, rights and privileges heretofore possessed by the officers, directors, managers, investment advisors and other agents of Winfield under applicable state and federal law, by the Articles of Incorporation, and By-Laws of said corporation, in addition to all powers and authority of a receiver at equity, and all powers and authority conferred upon the Receiver by the provisions of 15 U.S.C. ss. 687c and 28 U.S.C. ss. 754. The trustees, directors, officers, employees, managers, investment advisors and agents of Winfield are hereby dismissed. Such persons shall have no authority with respect to Winfield's operations or assets, except to the extent as may hereafter be expressly granted by the Receiver. The Receiver shall assume and control the operation of Winfield and shall pursue and preserve all of its claims.

         3. The past and/or present officers, directors, managers, investment advisors, agents, trustees, attorneys, accountants, and employees of Winfield, as well as all those acting in their place, are hereby ordered and directed to turn over to the Receiver forthwith all books, records, documents, accounts and all other instruments and papers of and relating to Winfield and its assets and all other assets and property of the corporation, whether real or personal. The Receiver will provide reasonable access to alI participants with regard to any investment in the Winfield portfolio. The former President, Director and/or other agent of Winfield, shall furnish a written statement within five (5) days after the entry of this Order, listing the identity, location and estimated value of all assets of Winfield as well as the names, addresses and amounts of claims of all known creditors of Winfield. Within thirty (30) days following the entry of this Order, such person shall also furnish a written report describing all assets. All persons having control, custody or possession of any assets or property of Winfield are hereby directed to turn such assets and property over to the Receiver.

         4. The Receiver shall promptly give notice of its appointment to all known officers, directors, agents, employees, shareholders, creditors and debtors of Winfield, as the Receiver deems necessary or advisable to effectuate the operation of the receivership. All persons and entities owing any obligation or debt to Winfield, until further ordered by this Court, pay all such obligations in accordance with the terms thereof to the Receiver and its receipt for such payments shall have the same force and effect as if Winfield had received such payments.

         5. The Receiver is hereby authorized to open such Receiver's accounts at banking or other financial institutions to extend credit on behalf of Winfield, to utilize SBA personnel, and to employ such other personnel as it may deem necessary to effectuate the operation of the receivership including, but not limited to, attorneys, accountants, and appraisers, and is further authorized to expend receivership funds to compensate such personnel in such amounts and upon such terms as the Receiver shall deem reasonable in light of the usual fees and billing practices and procedures of such personnel. The Receiver is not required to obtain Court approval prior to the disbursement of receivership funds for payments to personnel employed by the Receiver or for expenses that the Receiver deems advantageous to the orderly administration and operation of the receivership. In addition, the Receiver is authorized to reimburse the SBA for travel expenses incurred by SBA personnel in the establishment and administration of the receivership. The Receiver may, without further order of this Court, transfer, compromise, or otherwise dispose of any asset (including without limitation any claim), other than real estate.

         6. Winfield's past and/or present officers, directors, agents, accountants, managers, shareholders, employees, debtors and creditors of Winfield and other appropriate persons (including without limitation, the defendant's portfolio of small business concerns and financial institutions doing business with defendant and/or defendant's portfolio of small business concerns) shall answer under oath to the Receiver all questions which the Receiver may put to them in compliance with the Federal Rules of Civil Procedure, and pursuant thereto shall produce any documents as required by the Receiver regarding the business of said corporation, or any other matter relevant to the operation or administration of the receivership or the collection of funds due to Winfield. In the event that the Receiver deems it necessary to require the appearance of the aforementioned persons, the production of documents, information, or any other discovery concerning the assets, property or business operations of Winfield, or any other matter relevant to the operation or administration of the Receivership or the collection of funds due to Winfield, the Receiver shall make its discovery request(s) in compliance with the Federal Rules of Civil Procedure.

         7. The parties, or any prospective parties, to any and all civil legal proceedings of any nature, excluding the instant proceeding, but including without limitation bankruptcy proceedings, arbitration proceedings, foreclosure actions, default proceedings, or other actions of any nature involving Winfield or any assets of Winfield, including subsidiaries, partnerships and other business combinations of Winfield, wherever located, or involving Winfield, the Receiver, or any of Winfield's past or present officers, directors, managers, agents, or general or limited partners sued for, or in connection with, any action taken by them while acting in such capacity of any nature, whether as plaintiff, defendant, third-party plaintiff, third-party defendant, or otherwise, are enjoined from commencing or continuing any such legal proceeding, or from taking any action, in connection with any such proceeding or any such asset. All civil legal proceedings of any nature, excluding the instant proceeding, but including without limitation bankruptcy proceedings, arbitration proceedings, foreclosure actions, default proceedings, or other action of any nature involving Winfield or any assets of Winfield, including subsidiaries, partnerships and other business combinations of Winfield, wherever located, and excluding the instant proceeding, or involving Winfield, the Receiver, or any of Winfield's past or present officers, directors, managers, agents, or general or limited partners sued far, or in connection with, any action taken by them while acting in such capacity of any nature, whether as plaintiff, defendant, third-party plaintiff, third-party defendant, or otherwise, are stayed in their entirety, and all Courts having any jurisdiction thereof are enjoined from taking or permitting any action until further Order of this Court.

         8. Further, as to a cause of action accrued or accruing in favor of Winfield against a third person or party, any applicable statute of limitation is tolled during the period in which this injunction against the commencement of legal proceedings is in effect as to that cause of action.

         9. Winfield and its past and/or present directors, officers, managers, general or limited partners, agents, investment advisors, employees and other persons acting in concert or participating therewith be, and they hereby are, enjoined from either directly or indirectly taking any actions or causing any such action to be taken which would dissipate the assets and/or property of Winfield to the detriment of the Receiver appointed in this cause, including but not limited to destruction of corporate records, or which would violate the Small Business Investment Act of 1958, as amended, 15 U.S.C. 661 et. seq, or the regulations promulgated thereunder ("Regulations"), 13 C.F.R. Part 107.

         10. The Receiver is authorized to borrow on behalf of Winfield, from the SBA, up to $100,000 and is authorized to cause Winfield to issue Receiver's Certificates of Indebtedness in the principal amounts of the sums borrowed, which certificates will bear interest at or about 10 percent per annum and will have a maturity date no later than 18 months after the date of issue. Said Receiver's Certificates of Indebtedness shall be deemed to he administrative expenses of the Receivership.

         11. Judgment is hereby entered in favor of Plaintiff, United States of America, on behalf of its agency, the U.S. Small Business Administration ("SBA"), against Defendant, Winfield, in the amount of the principal sum outstanding, plus accrued interest as of the date of entry of this Judgment, together with post judgment interest at the rate allowed by law.

         12. SBA shall be appointed Receiver of Winfield based on Winfield's consent.

SEEN AND AGREED BY WINFIELD CAPITAL CORP. AND THE SMALL BUSINESS ADMINISTRATION, THROUGH THEIR DULY AUTHORIZED REPRESENTATIVES:


/s/ PAUL A. PERLIN
-------------------------------
Paul A. Perlin
Chief Executive Officer
Winfield Capital Corp.


/s/ THOMAS G. MORRIS
-------------------------------
Thomas G. Morris
Director, Office of Liquidation
U.S. Small Business Administration



SO ORDERED, DATED this, 14th day of October 2005.



                                        /s/ JUDGE ALVIN K. HELLERSTEIN
                                        ----------------------------------------
                                        UNITED STATES DISTRICT COURT JUDGE